 As filed with the Securities and Exchange Commission on November 13, 2001


      Registration Nos. 333-70640, 333-70640-01, 333-70640-02, 333-70640-03

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                              AMENDMENT NO. 1


                                    TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ----------------

        Sempra Energy                    California                      33-0732627
     Sempra Energy Global
         Enterprises                      California                     33-0783483
 Sempra Energy Capital Trust II            Delaware                      52-6988598
 Sempra Energy Capital Trust III           Delaware                      52-6988599
  (Exact name of registrant        (State or other jurisdiction       (I.R.S. Employer
 as specified in its charter)         of incorporation or              Identification)
                                         organization)

                               ----------------

                                 101 Ash Street
                          San Diego, California 92101
                                 (619) 696-2000
           (Name, address, including zip code, and telephone number,
     including area code, of each registrant's principal executive offices)

                               ----------------

                                   Copies to:

                              John R. Light, Esq.
                  Executive Vice President and General Counsel
                                 101 Ash Street
                          San Diego, California 92101
                                 (619) 696-2034

                               ----------------

   Approximate date of commencement of proposed sale to the public: From time to time after the registration statement becomes effective, as determined by market and other conditions.

   If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration for the same offering. [_]

   If this Form is a post-effective amended filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       Proposed maximum
                                                          aggregate       Amount of
Title of each class of securities     Amount to be         offering      Registration
        to be registered           registered(1)(2)(3)   price(3)(4)         Fee
-------------------------------------------------------------------------------------
Debt securities, common
 stock, without par value,
 and preferred stock,
 without par value, warrants
 to purchase debt
 securities, common stock or
 preferred stock, securities
 purchase contracts,
 securities purchase units
 and depositary shares of
 Sempra Energy.............
Class A junior participant
 preferred stock purchase
 rights, without par value,
 of Sempra Energy(5).......
Debt securities and warrants
 to purchase debt securities
 of Sempra Energy Global
 Enterprises(6)............
Guarantees of debt
 securities of Sempra Energy
 Global Enterprises by
 Sempra Energy.............
Trust preferred securities
 of Sempra Energy Capital
 Trust II and Sempra Energy
 Capital Trust III(7)......
Guarantees of trust
 preferred securities of the
 Trusts by Sempra
 Energy(7).................
-------------------------------------------------------------------------------------
   Total...................          $2,000,000,000     $2,000,000,000   $500,000(8)
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) An indeterminate principal amount or number of debt securities, common stock, preferred stock, guarantees, warrants to purchase common stock, preferred stock and debt securities, stock purchase contracts, stock purchase units and depositary shares as may be issued in the event Sempra Energy elects to offer fractional interests in preferred stock and such indeterminate principal amounts or number of debt securities, common stock or preferred stock as may be issued upon conversion of, or in exchange for, or upon exercise of, or pursuant to, warrants, or convertible or exchangeable debt securities, stock purchase contracts or stock purchase units or preferred stock that provides for exercise or conversion into or purchase of such securities of Sempra Energy and an indeterminate principal amount of debt securities and warrants to purchase debt securities of Sempra Energy Global Enterprises and an indeterminate number of trust preferred securities of the Sempra Energy Capital Trust II and Sempra
    Energy Capital Trust III as may from time to time be issued at indeterminate prices, with an aggregate offering price not to exceed $2,000,000,000. Debt securities may be issued and sold to the Trusts, in which event the debt securities may later be distributed to the holders of trust preferred securities.

(2) In United States dollars or the equivalent thereof in any other currency, composite currency or currency unit as shall result in an aggregate initial offering price for all securities of $2,000,000,000.

(3) This amount represents the principal amount of any debt securities issued at their stated principal amount, the issue price of any debt securities issued at a discount form the stated principal amount, the issue price of any preferred stock, warrants to purchase common stock, preferred stock and debt securities, stock purchase contracts, stock purchase units, depositary shares and trust preferred securities and the amount computed pursuant to Rule 457(c) for any common stock.

(4) Estimated solely for the purpose of calculating the registration fee, which is calculated in accordance with Rule 457(o) of the rules and regulations under the Securities Act of 1933. Rule 457(o) permits the registration fee to be calculated on the basis of the maximum offering price of all the securities listed and, therefore, the table does not specify by each class information as to the amount to be registered, the proposed maximum offering price per unit or the proposed maximum aggregate offering price.

(5) The rights are initially carried and traded with the common stock. The value attributable to the rights, if any, is reflected in the value of the common stock.
(6) Also includes an indeterminate number of securities that may be issued upon exercise, conversion or exchange of or purchase pursuant to any securities registered hereunder that provide for conversion or exchange.
(7) Includes the rights of holders of the trust preferred securities under the guarantees of trust preferred securities and back-up undertakings, consisting of obligations by Sempra Energy, as set forth in the declaration of trust, the applicable indenture and any supplemental indenture thereto, in each case, as further described in the registration statement. No separate consideration will be received for any guarantees or any back-up.

(8) The Company has previously paid a registration fee of $500,000 with the initial filing of this registration statement on October 1, 2001.

                               ----------------

                             EXPLANATORY NOTE


   This Amendment No. 1 to Registration Statement on Form S-3 (File Nos. 333-70640, 333-70640-01, 333-70640-02 and 333-70640-03) of Sempra Energy, Sempra
Energy Global Enterprises, Sempra Energy Capital Trust II and Sempra Energy Capital Trust III is filed solely for the purpose of filing with the Commission copies of certain exhibits listed in Item 16 of Part II hereof and to make corresponding changes to Item 16.


   The registrants may hereby amend this registration statement on such date or dates as maybe necessary to delay its effective date until the registrants shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities Exchange Commission, acting pursuant to said Section 8(2), may determine.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

+                                                                              +
+The information in this preliminary prospectus is not complete and may be + +changed. We may not sell these securities until the registration statement +
+filed with the Securities and Exchange Commission is effective. This          +
+preliminary prospectus is not an offer to sell these securities and it is not + +soliciting an offer to buy these securities in any state where the offer of +
+sale is not permitted.                                                        +

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

              SUBJECT TO COMPLETION, DATED NOVEMBER 13, 2001


PRELIMINARY PROSPECTUS

                                 $2,000,000,000

                                 SEMPRA ENERGY

    Debt Securities, Common Stock, Preferred Stock, Guarantees, Warrants to
                                 Purchase Debt
  Securities, Common Stock and Preferred Stock, Securities Purchase Contracts,
                                   Securities
                      Purchase Units and Depositary Shares

                        SEMPRA ENERGY GLOBAL ENTERPRISES

   Debt Securities Guaranteed by Sempra Energy and Warrants to Purchase Debt
                                   Securities

                         SEMPRA ENERGY CAPITAL TRUST II

                        SEMPRA ENERGY CAPITAL TRUST III

             Trust Preferred Securities Guaranteed by Sempra Energy

                                  -----------

  We may offer and sell the securities from time to time in one or more offerings. This prospectus provides you with a general description of the securities we may offer.

  Each time we sell securities we will provide a supplement to this prospectus that contains specific information about the offering and the terms of the securities. The supplement may also add, update or change information contained in this prospectus. You should carefully read this prospectus and the accompanying prospectus supplement before you invest in any of our securities.

Sempra Energy

  Sempra Energy may offer and sell the following securities:

  . debt securities

  . common stock

  . preferred stock

  . guarantees of debt securities and trust preferred securities

  . warrants to purchase debt securities, common stock and preferred stock

  . securities purchase contracts and securities purchase units

  . depositary shares

Sempra Energy Global Enterprises

  Sempra Energy Global Enterprises may offer and sell debt securities guaranteed by Sempra Energy and warrants to purchase debt securities.

The Sempra Energy Trusts

  Sempra Energy Capital Trust II and Sempra Energy Capital Trust III may offer and sell trust preferred securities guaranteed by Sempra Energy.

                                  -----------

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

                The date of this prospectus is           , 2001.

                                    PART II.

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

   Securities and Exchange Commission registration fee.............. $  500,000
   Printing expenses................................................    150,000
   Trustee fees and expenses........................................     75,000
   Legal fees and expenses..........................................    100,000
   Accounting fees and expenses.....................................    250,000
   Blue Sky fees and expenses.......................................     50,000
   Rating Agency fees...............................................    250,000
   Miscellaneous....................................................     75,000
                                                                     ----------
     Total.......................................................... $1,450,000
                                                                     ==========

--------
All of the above except the Securities and Exchange Commission registration fee are estimated.

Item 15. Indemnification of Officers and Directors.

   Section 317 of the Corporations Code of the State of California permits a corporation to provide indemnification to its directors and officers under certain circumstances. The Sempra Energy Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws eliminate the liability of directors for monetary damages to the fullest extent permissible under California law and provide that indemnification for liability for monetary damages incurred by directors, officers and other agents of Sempra Energy shall be allowed, subject to certain limitations, in excess of the indemnification otherwise permissible under California law. In addition, Sempra Energy and Sempra Energy Global Enterprises have indemnification agreements with each of their officers and directors that provide for indemnification for monetary damages to the fullest extent permissible under California law. Sempra Energy and Sempra Energy Global Enterprises maintain liability insurance and are also insured against loss for which they may be required or permitted by law to indemnify their directors and officers for their related acts.

   The directors and officers of Sempra Energy and Sempra Energy Global Enterprises are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities and against which they cannot be indemnified by Sempra Energy or Sempra Energy Global Enterprises.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 16. Exhibits.

  1.1 Underwriting Agreement (Preferred Securities--Sempra Energy Capital Trust
      II and Sempra Energy Capital Trust III).*

  1.2 Underwriting Agreement (Debt Securities--Sempra Energy).*

  1.3 Underwriting Agreement (Debt Securities--Sempra Energy Global
      Enterprises).*

  1.4 Underwriting Agreement (Equity Securities--Sempra Energy).*

  3.1 Amended and Restated Articles of Incorporation of Sempra Energy
      (Incorporated by reference from the Registration Statement on Form S-3
      File No. 333-51309 dated April 29, 1998 (Exhibit 3.1)).

   3.2  Amended and Restated Bylaws of Sempra Energy effective May 26, 1998
        (Incorporated by reference from the Registration Statement on Form S-8
        File No. 333-56161 dated June 5, 1998 (Exhibit 3.2)).

   3.3  Articles of Incorporation of Sempra Energy Global Enterprises
        (Incorporated by reference from the Registration Statement on Form S-3
        File No. 333-52192 dated January 8, 2001 (Exhibit 3.3)).

   3.4 Bylaws of Sempra Energy Global Enterprises (Incorporated by reference from the Registration Statement on Form S-3 File No. 333-52192 dated
        January 8, 2001 (Exhibit 3.4)).

   3.5 Certificate of Trust of Sempra Energy Capital Trust II (Incorporated by reference from the Registration Statement on Form S-3 File No. 333-
        52192 dated January 8, 2001 (Exhibit 3.5)).

   3.6 Certificate of Trust of Sempra Energy Capital Trust III (Incorporated by reference from the Registration Statement on Form S-3 File No. 333-
        52192 dated January 8, 2001 (Exhibit 3.6)).

   4.1 Indenture for Senior Debt Securities (Sempra Energy) (Incorporated by reference from the Current Report on Form 8-K filed February 22, 2000
        (Exhibit 4.1)).

   4.2  Indenture for Subordinated Debt Securities (Sempra Energy)
        (Incorporated by reference from the Current Report on Form 8-K filed
        February 18, 2000 (Exhibit 4.1)).

   4.3  Indenture for Senior Debt Securities (Sempra Energy Global Enterprises)
        (Incorporated by reference from the Registration Statement on Form S-3
        File No. 52912 dated January 8, 2001 (Exhibit 4.3)).

   4.4  Form of Senior Note--Sempra Energy (included in Exhibit 4.1).

   4.5  Form of Subordinated Note--Sempra Energy (included in Exhibit 4.2).

   4.6  Form of Senior Note--Sempra Energy Global Enterprises (included in
        Exhibit 4.3).

   4.7  Form of Trust Preferred Security (included in Exhibit 4.12).***

   4.8  Form of Trust Preferred Security Guarantee--Sempra Energy Capital Trust
        II.***

   4.9  Form of Trust Preferred Security Guarantee--Sempra Energy Capital Trust
        III.***

   4.10 Declaration of Trust of Sempra Energy Capital Trust II.***

   4.11 Declaration of Trust of Sempra Energy Capital Trust III.***

   4.12 Form of Amended and Restated Declaration of Trust for each of Sempra
        Energy Capital Trust II and Sempra Energy Capital Trust III.***

   4.13 Rights Agreement dated May 26, 1998 between Sempra Energy and First
        Chicago Trust Company of New York, as rights agent (Incorporated by reference from the Registration Statement on Form 8-A File No. 001-
        14201 filed June 5, 1998 (Exhibit 1)).

   4.14 Form of Warrant Agreement--Sempra Energy.*

   4.15 Form of Warrant Certificate--Sempra Energy (included in Exhibit 4.14).*

   4.15 Form of Deposit Agreement--Sempra Energy.*

   4.16 Form of Depositary Receipt--Sempra Energy (included in Exhibit 4.15).*

   4.17 Form of Purchase Contract.*

   4.18 Form of Purchase Unit.*

   5.1  Opinion of Gary W. Kyle, Esq.**

   5.2  Opinion of Richards, Layton & Finger, P.A. relating to Sempra Energy
        Capital Trust II.***

   5.3  Opinion of Richards, Layton & Finger, P.A. relating to Sempra Energy
        Capital Trust III.***

   5.4  Opinion of Latham & Watkins.**

  12.1 Statement regarding the computation of ratio of earnings to combined fixed charges and preferred stock dividends for the years ended December
       31, 2000, 1999, 1998, 1997 and 1996 and six-month periods ended June 30,
       2000 and June 30, 2001.***

  23.1 Consent of Gary W. Kyle, Esq. (included in Exhibit 5.1).**

  23.2 Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and
       5.3).***

  23.3 Consent of Independent Auditors (Deloitte & Touche LLP).***

  23.4 Consent of Latham & Watkins (included in Exhibit 5.4).**

  24.1 Powers of Attorney (included on pages II-6, 8, 9 and 10).

  25.1 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of U.S. Bank Trust Company, as Trustee under the Indenture (Senior Debt Securities--Sempra Energy).***

  25.2 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of The Bank of New York, as Trustee under the Indenture (Subordinated Debt Securities--Sempra Energy).***

  25.3 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of U.S. Bank Trust Company, as Trustee under the Indenture (Senior Debt Securities--Sempra Energy Global Enterprises).***

  25.4 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of The Bank of New York, as Property Trustee-- Sempra
       Energy Capital Trust II.***

  25.5 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of The Bank of New York, as Property Trustee-- Sempra
       Energy Capital Trust III.***

  25.6 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of The Bank of New York, as Preferred Securities
       Guarantee Trustee-- Sempra Energy Capital Trust II.***

  25.7 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of The Bank of New York, as Preferred Securities
       Guarantee Trustee-- Sempra Energy Capital Trust III.***

  25.8 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
       1939, as amended, of The Bank of New York, as Debt Securities Guarantee
       Trustee-- Sempra Energy Global Enterprises.***

--------
* To be filed by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended and incorporated herein by reference.

**  Filed herewith.


*** Previously filed.


Item 17. Undertakings.

   The undersigned registrants hereby undertake:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

       (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

       (ii) to reflect in the prospectus any facts or events arising after the effective dated of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

       (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;


provided, however, that (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrants pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (4) That, for purposes of determining any liability under the Securities Act, each filing of Sempra Energy's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (5) To file an application for the purpose of determining the eligibility of the trustees to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b)(2) of the Securities Act.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described under Item 15 above, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, such registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, Sempra Energy certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 13th day of November, 2001.


                                          Sempra Energy

                                                  /s/ Stephen L. Baum
                                          By: _________________________________
                                                      Stephen L. Baum
                                             Chairman, Chief Executive Officer
                                                       and President



   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of November, 2001.


               Signature                           Title
               ---------                           -----

        /s/ Stephen L. Baum                 Principal Executive Officer;
 ______________________________________      Chairman, Chief Executive Officer,
                                             President and Director
            Stephen L. Baum

                   *                        Principal Financial Officer;
 ______________________________________      Executive Vice President
            Neal E. Schmale                  and Chief Financial Officer


                   *                        Principal Accounting Officer;
 ______________________________________      Senior Vice President and
             Frank H. Ault                   Controller

                   *                        Director
 ______________________________________
             Hyla H. Bertea

                   *                        Director
 ______________________________________
           Herbert L. Carter

              Signature                          Title
              ---------                          -----

                 *                     Director
______________________________________
          Richard A. Collato

                 *                     Director
______________________________________
           Daniel W. Derbes

                 *                     Director
______________________________________
       Wilford D. Godbold, Jr.

                 *                     Director
______________________________________
           William D. Jones

                 *                     Director
______________________________________
           Ralph R. Ocampo

                 *                     Director
______________________________________
           William G. Ouchi

                 *                     Director
______________________________________
          Thomas C. Stickel

                 *                     Director
______________________________________
           Diana L. Walker

       /s/ Stephen L. Baum
*By: _________________________________
           Stephen L. Baum
           Attorney-In-Fact

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, Sempra Energy Global Enterprises certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 13th day of November, 2001.


                                          Sempra Energy Global Enterprises

                                                         *

                                          By: _________________________________
                                                    Donald E. Felsinger
                                                         President



   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of November, 2001.



              Signature                          Title
              ---------                          -----

                 *                     President and Director
______________________________________
         Donald E. Felsinger

                 *                     Director
______________________________________
            John R. Light

                 *                     Director
______________________________________
           Neal E. Schmale

                 *                     Principal Accounting
______________________________________  Officer; Senior Vice
            Frank H. Ault               President and Controller

                 *                     Principal Financial
______________________________________  Officer; Vice President
         Charles A. McMonagle           and Treasurer

       /s/ Stephen L. Baum
*By: _________________________________
           Stephen L. Baum
           Attorney-In-Fact

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, Sempra Energy Capital Trust II certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 13th day of November, 2001.


                                          Sempra Energy Capital Trust II

                                                         *

                                          By: _________________________________
                                                      Neal E. Schmale



   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of November, 2001.



              Signature                          Title
              ---------                          -----

                 *                     Regular Trustee
______________________________________
           Neal E. Schmale

                 *                     Regular Trustee
______________________________________
            Frank H. Ault

                 *                     Regular Trustee
______________________________________
         Charles A. McMonagle

       /s/ Stephen L. Baum
*By: _________________________________
           Stephen L. Baum
           Attorney-In-Fact

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, as amended, the Sempra Energy Capital Trust III certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, and State of California, on the 13th day of November, 2001.


                                          Sempra Energy Capital Trust III

                                                         *

                                          By: _________________________________
                                                      Neal E. Schmale



   Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to Registration Statement has been signed below by the following persons in the capacities indicated on the 13th day of November, 2001.



              Signature                          Title
              ---------                          -----

                 *                     Regular Trustee
______________________________________
           Neal E. Schmale

                 *                     Regular Trustee
______________________________________
            Frank H. Ault

                 *                     Regular Trustee
______________________________________
         Charles A. McMonagle

       /s/ Stephen L. Baum
*By: _________________________________
           Stephen L. Baum
           Attorney-In-Fact

                                 SEMPRA ENERGY
                        SEMPRA ENERGY GLOBAL ENTERPRISES
                         SEMPRA ENERGY CAPITAL TRUST II
                        SEMPRA ENERGY CAPITAL TRUST III
                       REGISTRATION STATEMENT ON FORM S-3

                                 EXHIBIT INDEX


 Exhibit
   No.   Description
 ------- -----------

  1.1    Underwriting Agreement (Preferred Securities--Sempra Energy Capital
         Trust II and Sempra Energy Capital Trust III).*

  1.2    Underwriting Agreement (Debt Securities--Sempra Energy).*

  1.3    Underwriting Agreement (Debt Securities--Sempra Energy Global
         Enterprises).*

  1.4    Underwriting Agreement (Equity Securities--Sempra Energy).*

  3.1    Amended and Restated Articles of Incorporation of Sempra Energy
         (Incorporated by reference from the Registration Statement on Form S-3
         File No. 333-51309 dated April 29, 1998 (Exhibit 3.1)).

  3.2    Amended and Restated Bylaws of Sempra Energy effective May 26, 1998
         (Incorporated by reference from the Registration Statement on Form S-8
         File No. 333-56161 dated June 5, 1998 (Exhibit 3.2)).

  3.3    Articles of Incorporation of Sempra Energy Global Enterprises
         (Incorporated by reference from the Registration Statement on Form S-3
         File No. 333-52192 dated January 8, 2001 (Exhibit 3.3)).

  3.4 Bylaws of Sempra Energy Global Enterprises (Incorporated by reference from the Registration Statement on Form S-3 File No. 333-52192 dated
         January 8, 2001 (Exhibit 3.4)).

  3.5 Certificate of Trust of Sempra Energy Capital Trust II (Incorporated by reference from the Registration Statement on Form S-3 File No. 333-
         52192 dated January 8, 2001 (Exhibit 3.5)).

  3.6 Certificate of Trust of Sempra Energy Capital Trust III (Incorporated by reference from the Registration Statement on Form S-3 File No. 333-
         52192 dated January 8, 2001 (Exhibit 3.6)).

  4.1 Indenture for Senior Debt Securities (Sempra Energy) (Incorporated by reference from the Current Report on Form 8-K filed February 22, 2000
         (Exhibit 4.1)).

  4.2    Indenture for Subordinated Debt Securities (Sempra Energy)
         (Incorporated by reference from the Current Report on Form 8-K filed
         February 18, 2000 (Exhibit 4.1)).

  4.3    Indenture for Senior Debt Securities (Sempra Energy Global
         Enterprises) (Incorporated by reference from the Registration
         Statement on Form S-3 File No. 52912 dated January 8, 2001 (Exhibit
         4.3)).

  4.4    Form of Senior Note--Sempra Energy (included in Exhibit 4.1).

  4.5    Form of Subordinated Note--Sempra Energy (included in Exhibit 4.2).

  4.6    Form of Senior Note--Sempra Energy Global Enterprises (included in
         Exhibit 4.3).

  4.7    Form of Trust Preferred Security (included in Exhibit 4.12).***

  4.8    Form of Trust Preferred Security Guarantee--Sempra Energy Capital
         Trust II.***

  4.9    Form of Trust Preferred Security Guarantee--Sempra Energy Capital
         Trust III.***

  4.10   Declaration of Trust of Sempra Energy Capital Trust II.***

 Exhibit
   No.   Description
 ------- -----------

  4.11   Declaration of Trust of Sempra Energy Capital Trust III.***

  4.12   Form of Amended and Restated Declaration of Trust for each of Sempra
         Energy Capital Trust II and Sempra Energy Capital Trust III.***

  4.13   Rights Agreement dated May 26, 1998 between Sempra Energy and First
         Chicago Trust Company of New York, as rights agent (Incorporated by reference from the Registration Statement on Form 8-A File No. 001-
         14201 filed June 5, 1998 (Exhibit 1)).

  4.14   Form of Warrant Agreement--Sempra Energy.*

  4.15   Form of Warrant Certificate--Sempra Energy (included in Exhibit
         4.14).*

  4.15   Form of Deposit Agreement--Sempra Energy.*

  4.16   Form of Depositary Receipt--Sempra Energy (included in Exhibit 4.15).*

  4.17   Form of Purchase Contract. *

  4.18   Form of Purchase Unit.*

  5.1    Opinion of Gary W. Kyle, Esq.**

  5.2    Opinion of Richards, Layton & Finger, P.A. relating to Sempra Energy
         Capital Trust II.***

  5.3    Opinion of Richards, Layton & Finger, P.A. relating to Sempra Energy
         Capital Trust III.***

  5.4    Opinion of Latham & Watkins.**

 12.1 Statement regarding the computation of ratio of earnings to combined fixed charges and preferred stock dividends for the years ended
         December 31, 2000, 1999, 1998, 1997 and 1996 and six-month periods ended June 30, 2000 and June 30, 2001.***

 23.1    Consent of Gary W. Kyle, Esq. (included in Exhibit 5.1).**

 23.2 Consent of Richards, Layton & Finger, P.A. (included in Exhibits 5.2 and 5.3).***

 23.3    Consent of Independent Auditors (Deloitte & Touche LLP).***

 23.4    Consent of Latham & Watkins (included in Exhibit 5.4).**

 24.1    Powers of Attorney (included on pages II-6, 8, 9 and 10).

 25.1    Statement of Eligibility on Form T-1 under the Trust Indenture Act of
         1939, as amended, of U.S. Bank Trust Company, as Trustee under the Indenture (Senior Debt Securities--Sempra Energy).***

 25.2    Statement of Eligibility on Form T-1 under the Trust Indenture Act of
         1939, as amended, of The Bank of New York, as Trustee under the Indenture (Subordinated Debt Securities--Sempra Energy).***

 25.3    Statement of Eligibility on Form T-1 under the Trust Indenture Act of
         1939, as amended, of U.S. Bank Trust Company, as Trustee under the Indenture (Senior Debt Securities--Sempra Energy Global
         Enterprises).***

 25.4    Statement of Eligibility on Form T-1 under the Trust Indenture Act of
         1939, as amended, of The Bank of New York, as Property Trustee--Sempra
         Energy Capital Trust II.***

 25.5    Statement of Eligibility on Form T-1 under the Trust Indenture Act of
         1939, as amended, of The Bank of New York, as Property Trustee--Sempra
         Energy Capital Trust III.***

 25.6    Statement of Eligibility on Form T-1 under the Trust Indenture Act of
         1939, as amended, of The Bank of New York, as Preferred Securities
         Guarantee Trustee--Sempra Energy Capital Trust II.***

 25.7 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
      1939, as amended, of The Bank of New York, as Preferred Securities
      Guarantee Trustee--Sempra Energy Capital Trust III.***

 25.8 Statement of Eligibility on Form T-1 under the Trust Indenture Act of
      1939, as amended, of The Bank of New York, as Debt Securities Guarantee
      Trustee--Sempra Energy Global Enterprises.***

--------
* To be filed by amendment or as an exhibit to a report filed under the Securities Exchange Act of 1934, as amended and incorporated herein by reference.

**Filed herewith.


***  Previously filed.